Exhibit 99.1

Intuitive Machines Announces $20 Million Equity Investment

HOUSTON, Aug. 31, 2023 (GLOBE NEWSWIRE) -- Intuitive Machines, Inc. (Nasdaq: LUNR, “Intuitive Machines,” or the “Company”), a leading space exploration, infrastructure, and services company, today announced it has entered into a definitive securities purchase agreement with a certain institutional investor for the issuance and sale of stock and warrants in exchange for a $20 million equity investment. The agreement is expected to close on September 5, 2023, subject to customary closing conditions.
Intuitive Machines intends to use the net proceeds for general corporate purposes and working capital needs as the Company ramps activity across key growth programs. As a result of this investment, the Company does not currently expect the need to utilize the previously disclosed and unused $50 million Committed Equity Facility.
Intuitive Machines CEO Steve Altemus said, “We continue to execute and lead the development of lunar space with the expected launch of IM-1 mid-November, and IM-2, IM-3 launches in 2024. In addition, we have started the transition of NASA’s $719 million OMES III contract and expect revenue to begin in Q4. This equity investment will help ensure a smooth transition and provide the working capital needed to execute for our customer on day 1.”
“We continue to be disciplined and opportunistic with capital. Given the timing of milestone-based payments, we elected to strengthen our balance sheet defensively, as we grow and execute on new programs,” said CFO Erik Sallee.
The stock and warrants mentioned in this Press Release have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the stock and warrants issuable in connection with the investment. This Press Release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. For further information, please see the Company’s current report on Form 8-K to be filed with the SEC on or around the closing date.
Advisors
Cantor Fitzgerald & Co. is acting as the lead-placement agent. ROTH MKM is acting as the co-placement agent.
Latham & Watkins LLP acted as legal counsel for the Company. DLA Piper LLP (US) acted as legal counsel for the placement agents.
About Intuitive Machines
Intuitive Machines is a diversified space company focused on space exploration. Intuitive Machines supplies space products and services to support sustained robotic and human exploration to the Moon, Mars, and beyond. Intuitive Machines’ products and services are offered through its four business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit www.intuitivemachines.com.
Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: the equity investment and our missions to the moon and our expected launch timing. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our customer concentration; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions (including as a result of a failure to raise the “debt ceiling”) and rising inflation; our history of losses and failure to achieve profitability and our need for substantial additional capital to fund our operations; the fact that our financial results may fluctuate significantly from quarter to quarter; our holding company status; the risk that our business and operations could be significantly affected if it becomes subject to any securities litigation or stockholder activism; our public securities’ potential liquidity and trading; and other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, the section titled Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the SEC, and in our subsequent filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors section of our website at https://investors.intuitivemachines.com.
These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.
Contacts
For investor inquiries: investors@intuitivemachines.com
For media inquiries: press@intuitivemachines.com